UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

1800 Diagonal Note

On July 7, 2025, the Company entered into a Securities Purchase Agreement with 1800 Diagonal Lending, LLC, an accredited investor (“1800”), pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $296,700 (the “1800 Note”). An original issue discount of $38,700 and fees of $8,000 were applied on the issuance date, resulting in net loan proceeds to the Company of $250,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments, with the first payment of $229,015.15 due on January 15, 2026, and remaining nine payments of $13,701.76 on the fifteenth day of each month thereafter (a total payback to 1800 of $352,331.00).

Upon the occurrence and during the continuation of any Event of Default, the 1800 Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the 1800 Note plus (x) accrued and unpaid interest on the unpaid principal amount of the 1800 Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights referenced below.

Only upon an occurrence of an event of default under the 1800 Note, 1800 may convert the outstanding unpaid principal amount of the 1800 Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or other derivatives attached to the 1800 Note. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the 1800 Note at all times.

The foregoing descriptions of the 1800 Note and the 1800 Securities Purchase Agreement and of all of the parties’ rights and obligations under the 1800 Note and the 1800 Securities Purchase Agreement are qualified in its entirety by reference to the 1800 Note and the 1800 Securities Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K, and of which are incorporated herein by reference.

Boot Capital Note

On July 7, 2025, the Company entered into a Securities Purchase Agreement with Boot Capital LLC, an accredited investor (“Boot”), pursuant to which Boot made a loan to the Company, evidenced by a promissory note in the principal amount of $57,500 (the “Boot Note”). An original issue discount of $7,500 was applied on the issuance date, resulting in net loan proceeds to the Company of $50,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments, with the first payment of $44,382.65 due on January 15, 2026, and remaining nine payments of $2,655.38 on the fifteenth day of each month thereafter (a total payback to the Lender of $68,281.00).

Upon the occurrence and during the continuation of any Event of Default, the Boot Note shall become immediately due and payable and the Company will be obligated to pay to Boot, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the Boot Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Boot Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to Boot pursuant to the conversion rights referenced below.

2

Only upon an occurrence of an event of default under the Boot Note, Boot may convert the outstanding unpaid principal amount of the Boot Note into restricted shares of common stock of the Company at a discount of 25% of the market price. Boot agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or other derivatives attached to the Boot Note. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the Boot Note at all times.

The foregoing descriptions of the Boot Note and the Boot Securities Purchase Agreement and of all of the parties’ rights and obligations under the Boot Note and the Boot Securities Purchase Agreement are qualified in its entirety by reference to the Boot Note and the Boot Securities Purchase Agreement, copies of which are filed as Exhibits 10.3 and 10.4 respectively to this Current Report on Form 8-K, and of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Sale of Unregistered Securities.

On June 30, 2025, a lender, pursuant to an OID Note dated December 13, 2024, converted $12,317.97 of interest owed on the OID Note into 11,790 shares of the Company’s common stock. Further, on July 9, 2025, the lender converted the remaining $150,554.76 balance of the OID Note, including interest, into 159,994 shares of the Company’s common stock.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), Section 3(a)(9), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Doug Grau as President and Interim Principal Accounting Officer. On July 1, 2025, Doug Grau stepped down from his roles as President and Interim Principal Accounting Officer of the Company. His resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices. Mr. Grau will continue to work with the Company, as President of a new to be formed wholly-owned subsidiary, American Rebel Productions, LLC.

(c) Appointment of Darin Fielding as Interim Principal Accounting Officer. Effective July 1, 2025, the Company appointed Darin Fielding, chief financial officer of the Company’s Champion Safe subsidiary, as Principal Accounting Officer. Mr. Fielding’s appointment reflects the planned leadership transition. Also effective July 1, 2025, Corey Lambrecht, the Company’s current Chief Operating Officer and a Director, assumed the additional role of President.

Darin Fielding

Mr. Fielding was appointed Interim Principle Accounting Officer in July 2025. He also holds the position of CFO at Champion Safe, one of its wholly owned subsidiaries, which he joined in 2022. Mr. Fielding is a licensed CPA accountant with nearly 25 years of progressive financial and accounting experience. He has experienced repeated success through multiple mergers and acquisitions, extensive company growth, planning and forecasting, solving complex problems, process and procedure redevelopment, and ERP implementations. At the beginning of his accounting career in 2001, Mr. Fielding worked for the CPA firm, CBIZ and Mayer Hoffman McCann P.C., one of the top 10 accounting firms in the nation, where he managed audits of SEC, large privately held, and not-for-profit organizations. After leaving the public sector in 2007, he then spent the next 14 years serving in various positions at Veracity Networks (now First Digital), including Controller, VP of Finance, and CFO. In these roles, he participated in the financial clean-up of numerous entities acquired by Veracity and bringing these entities into financial compliance. He also facilitated financing for large-scale organic growth, as well as performed due diligence for multiple mergers and acquisitions, resulting in the revenue growth of $700K/year to $90M/year. Then, in 2022, Mr. Fielding joined Champion Safe, where he transitioned the company into a manufacturing accounting system and negotiated necessary financing for operating capital. He also performed all the necessary due diligence, which facilitated the sale of Champion Safe to American Rebel Holdings, Inc. in 2023. Mr. Fielding received both a Master’s and Bachelor’s degrees in Accounting from Brigham Young University and obtained his CPA license from the state of Utah in 2002.

These executive changes are intended to align the Company’s leadership structure with its strategic growth initiatives and operational objectives.

Item 7.01 Regulation FD Disclosure.

On July 10, 2025, the Company issued a press release titled “Award-Winning Producer Doug Grau to Spearhead Creation of American Rebel Productions, a New Content Arm of American Rebel Holdings, Inc.” A copy of the press release is attached hereto as Exhibit 99.1.

On July 10, 2025, the Company issued a press release titled “American Rebel Holdings, Inc. (NASDAQ: AREB) Announces American Rebel Light Beer Distribution Expansion: Rebel Light Launches in Mississippi with Clark Beverage Group, Inc.” A copy of the press release is attached hereto as Exhibit 99.2.

3

The press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	1800 Note dated July 7, 2025
10.2	1800 Securities Purchase Agreement dated July 7, 2025
10.3	Boot Note dated July 7, 2025
10.4	Boot Securities Purchase Agreement dated July 7, 2025
99.1	American Rebel Productions Press Release dated July 10, 2025
99.2	Clark Beverage Group (Mississippi) Press Release dated July 10, 2025
104	Cover Page Interactive Data File

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 11, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

5